UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Vertiv Holdings Co

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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You invested in VERTIV HOLDINGS CO. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 15, 2021.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 1, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors

Nominees:

1a.	David M. Cote	For

1b.	Rob Johnson	For

1c.	Joseph van Dokkum	For

1d.	Roger Fradin	For

1e.	Jacob Kotzubei	For

1f.	Matthew Louie	For

1g.	Edward L. Monser	For

1h.	Steven S. Reinemund	For

1i.	Robin L. Washington	For

2.	To approve, on an advisory basis, the compensation of our named executive officers as disclosed in the accompanying Proxy Statement;	For

3.	To approve, on an advisory basis, the frequency (every one, two or three years) of future advisory votes to approve the compensation of our named executive officers;	Year

4.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and	For

5.

To approve an amendment to the certificate of incorporation of the Company to correct scrivener’s errors and confirm that directors are elected to one-year terms and can be removed with or without cause, along with other related changes.

For

NOTE: Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

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